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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 20, 2003




                                AEROPOSTALE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                     001-31314                  31-1443880
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



               1372 BROADWAY, 8TH FLOOR, NEW YORK, NEW YORK 10018
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          (Address of Principal Executive Offices, including Zip Code)



                                 (646) 485-5398
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

            Exhibit No.                   Description
            -----------                   -----------

                99.1          Press Release dated November 20, 2003


ITEM 9. REGULATION FD DISCLOSURE.

        On November 5, 2003 Aeropostale, Inc. (the "Company") issued a press release announcing the Company's Third Quarter earnings results. A copy of this press release is attached hereto as Exhibit 99.1.
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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          Aeropostale, Inc.




                                          /s/  Michael J. Cunningham
                                          ---------------------------------
                                          Michael J. Cunningham
                                          Senior Vice President
                                            -Chief Financial Officer


Dated: November 20, 2003